UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2017

CODA OCTOPUS GROUP, INC.

(Name of Small Business Issuer in its Charter)

Delaware	000-52815	34-200-8348
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification Number)

7380 Sand Lake Road, Suite #500

Orlando, FL 32819

(Address, Including Zip Code of Principal Executive Offices)

801-973-9136

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 13, 2017, Coda Octopus Group, Inc. (the “Company”) was notified by The NASDAQ Stock Market LLC that the Company’s application to have its common stock listed on the Nasdaq Capital Market had been approved. As a result, the Company’s common stock is expected to commence trading on the Nasdaq Capital Market at the market opening on July 19, 2017 under the symbol CODA.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

None.

(b) Exhibits

99.1	Press Release dated July 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2017

Coda Octopus Group, Inc.

/s/ Annmarie Gayle
By:	Chief Executive Officer